                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act or 1934



Date of Report (Date of earliest event reported)      July 29, 2002
                                                --------------------------------


                           AK STEEL HOLDING CORPORATION
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                  (Exact name of registrant as specified in its charter)


   Delaware                     File No. 1-13696              31-1401455
------------------      --------------------------     -------------------------
(State or other           (Commission file number)        (IRS employer
jurisdiction of                                           identification
incorporation)                                                number)


       703 Curtis Street, Middletown, Ohio                     45043
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     (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:         513-425-5000
                                                    ----------------------------

                                 Not Applicable
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(Former name or former address, if changed since last report)

Item 5.     Other Events.
            ------------

            On July 29, 2002, AK Steel Corporation ("AK Steel") announced that Eugene A. Renna has been elected to its board of directors, effective July 22, 2002.

Item 7.    Exhibit.
           -------

           (a)    Financial Statements of business acquired:

                  Not applicable.

           (b)    Pro Forma financial information:

                  Not applicable.

           (c)    Exhibit:

                  99  Press Release dated July 29, 2002

                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AK STEEL HOLDING CORPORATION



                                               s/s Brenda S. Harmon
                                                   -----------------------------
                                                   Brenda S. Harmon
                                                   Secretary

Dated:  July 29, 2002

                           AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99              Press Release dated July 29, 2002